UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2005

Odimo Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51161	223607813
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14001 N.W. 4th Street, Sunrise, Florida		33325
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-835-2233

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2005, the Compensation Committee of the Board of Directors of Odimo Incorporated (the "Registrant") awarded cash bonuses in the amount of $70,000 to Jeffrey Kornblum, the Registrant’s Chief Operating Officer, $63,000 to George Grous, the Registrant’s Chief Technology Officer and $60,000 to Amerisa Kornblum, the Registrant’s Chief Financial Officer. These bonus amounts were awarded for their efforts during 2004 in connection with the Registrant’s initial public offering of securities.

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2005, the Registrant issued a press release announcing its results for the quarter and year ended December 31, 2004 and certain other information. A copy of this press release is furnished as part of this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1 Press Release dated March 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odimo Incorporated

March 30, 2005	By:	Alan Lipton

Name: Alan Lipton
Title: President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release